SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 7-23-03



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


          Delaware                   1-9102                77-0100596
(State or other jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File No.)           Identification Nol.)


              245 South Los Robles Ave., Pasadena, California   91101
               (Address of principal executive offices)       (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000

Item 5.   Other Events

The attached announcement was released to the news media on July 23, 2003.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AMERON INTERNATIONAL CORPORATION



Date:    July 23, 2003                      By:_________________________________
                                                  Javier Solis
                                                  Senior Vice President &
                                                  Secretary

                                  EXHIBIT LIST


Exhibit No.       Description
-----------       -----------
   99             News release dated July 23, 2003